ROBERTSON STEPHENS MUTUAL FUNDS
The Developing Countries Fund
Second-Quarter Report
June 30, 1997

DEVELOPING COUNTRIES

The Developing Countries Fund SECOND-QUARTER REPORT


FUND PHILOSOPHY

Long-term capital appreciation drives the investment strategy of The Robertson Stephens Developing Countries Fund. We believe that the outlook is good for the long-term performance of emerging markets worldwide, and anticipate that some foreign equity markets may outpace the stock markets of developed countries. The Fund seeks to capitalize on both rising and falling markets. Primarily, it will invest in equity securities of growing or undervalued companies in developing countries that we believe have the potential for future growth. Additionally, we seek to identify countries, sectors, or individual securities that may be overvalued. We will sell short these securities in an attempt to profit from anticipated devaluation. Shareholders are encouraged to invest with a three- to five-year time frame, and are urged to recognize that there are special risks associated with international investing.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Did You Know?  6
Country Focus  7
Fund Performance - Class A Shares  8
Portfolio Summary  9
Fund Performance - Class C Shares  10
Schedule of Investments  11
Statement of Assets and Liabilities  15
Statement of Operations  16
Statement of Changes in Net Assets  17
Financial Highlights - Class A Shares  18
Financial Highlights - Class C Shares  19
Notes to Financial Statements  20
Administration  28

FUND HIGHLIGHTS


ASIA
At quarter-end, the bulk of our investment in Asia was in Korea, where we believe an economic rebound could occur sooner than expected as a result of strong export business.


LATIN AMERICA
Latin America has been the best performing region within the emerging markets this year.


EASTERN EUROPE
Although markets in The Czech Republic and Poland have cooled off recently, we see economic potential in Romania (where we took a recent research trip) and Russia.


ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER
MICHAEL C. HOFFMAN
Portfolio Manager
The Robertson Stephens Developing Countries Fund

DEAR SHAREHOLDER:

The Robertson Stephens Developing Countries Fund had a return of 2.18% for the second quarter versus 8.36% for the MSCI Emerging Markets Global Index. For the first half, the Fund was up 6.19% versus 16.65% for the MSCI. For the period from May 8, 1997 (Commencement of Operations) to June 30, 1997, the Fund's Class C shares had a return of 6.42%.

At quarter-end, we had 89.7% of the Fund invested, with roughly 35% in Asia, 31% in Latin America, 14% in Eastern Europe, and the balance spread out in markets such as the Middle East, Africa, and some of the smaller countries around the globe. On the short side, we had about 6% of the Fund in short positions in Hong Kong securities.

ASIA
Asia has undergone an economic slowdown during the year and has shown disappointing equity market performance. Thailand, in particular, has done very poorly. There is an overstretched property market (resulting in earnings disappointments in property companies) and a decrease in exports, a driver of economic growth.

This situation has led to a period of competitive currency devaluations. When Thailand recently devalued its currency, other countries in the region (such as the Philippines) became less competitive and were forced to devalue their currencies as well.

"WE ARE FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN KOREA...."

This economic slowdown likely will continue over the next quarter, with short-term problems such as rising interest expenses and debt putting pressure on the banking system and resulting in overall economic weakness.

This competitive currency situation has caused dislocation in the region that we believe offers investment opportunities. We are finding attractive opportunities and have looked to expand our exposure to exporters, as they tend to drive countries out of these periods of economic sluggishness.

KOREA
The bulk of our investment in Asia is in Korea, which represented approximately 18% of the Fund at quarter-end. Many value global investors consider Korea, along with Thailand, the cheapest market in the world from a valuation standpoint. For about 18 months Korea has had nothing but terrible news, resulting in some cheap equity prices. Toward the end of the quarter, things began to move in a more positive direction. The yen began to appreciate rather dramatically against the dollar, which was very positive for Korean exporters. Korea exports high-value products and competes primarily with the Japanese, so if the yen appreciates, the won becomes much more effective in terms of exports around the globe. In addition, the Koreans are tied to the global economy, and as the global economy has been gaining strength with the weak currency, it looks as though the exporters could have a very strong year. Thus, an economic rebound in the area could occur sooner than expected, and I am looking for strong earnings growth and a reignition of the domestic economy resulting from this export strength.

In addition, we have seen interest rates begin to fall very rapidly in Korea. I believe some of this is due to expectations of financial market deregulation, as well as the fact that the government has opted to lower interest rates quite strongly to restimulate the domestic economy. Should interest rates continue to fall, as I expect to see, we would likely see renewed domestic investor interest in the equity market.

Going forward, it will be important to watch what happens on the political front. All in all, though, I believe the investment environment looks good for Korea going forward from a valuation and earnings standpoint.

INVESTMENT MANAGEMENT OPPORTUNITIES

HONG KONG
I still believe that the outlook for Hong Kong is a very negative one for the next year or so. I also expect that the property companies in Hong Kong are going to run into problems. I do not expect the Hong Kong market, which is now at a record high, to have a very good second half of the year, so we expect to maintain the short position that we have in Hong Kong, and potentially add to that position if we see an advantage in doing so.

LATIN AMERICA
Latin America has been the best performing region within the emerging markets this year. We have seen very strong performances out of the markets in both Brazil and Peru. We are seeing a very strong rebound and economic growth coming a couple of years past the Mexican devaluation. In addition, many companies in the region are experiencing very strong earnings growth, and that has attracted a lot of liquidity back into the marketplace. As current stock prices are reflecting the prosperity of the Latin American countries, we have moved past the best time to invest in the region (after the devaluation) for now.

Watching U.S. interest rates will be very important in terms of managing the Fund's Latin American holdings going forward. Interest rate events in the United States can impact Latin American equities in a negative fashion, and that is certainly a risk. On the other hand, if interest rates were to fall in the United States, there is the potential for upside in equity prices. Another concern in Latin America is increased political risk in the third and fourth quarters of this year. Elections are planned in Mexico and Brazil, and shortly thereafter, in Argentina. Things can sometimes get a little rough politically in these countries, so I think that watching political developments and understanding how they are going to impact the equity markets and the economic policies of these countries will be important. All in all, though, I believe the outlook is good for Latin America.

EASTERN EUROPE
I have been reducing the portfolio's weighting in Eastern Europe for some time now. After strong performance in 1996, The Czech Republic and Poland have cooled off recently. The big problems have been with current account deficits and overvalued currency. I still think that things are going to be somewhat difficult economically for The Czech Republic and Poland, and we do not anticipate putting any more money there at this time.

I believe the exciting plays in the region currently are Russia and Romania. During the quarter, I visited Romania, which is in the very, very early stages of its capital market development. Equities are just beginning to take shape now. The market is beginning to achieve some liquidity, although the average volume in the country is not more than a million dollars a day, so it is very difficult to get invested. However, liquidity increases very rapidly as privatization takes place, and there is increasingly more breadth and depth to the offerings.

Going forward, I remain very positive about the growth prospects and opportunities across the globe. I will continue to monitor the countries and our Fund investments, and, as always, be ready to invest when I find new potential for growth.

If you should have questions or comments, please call or E-mail us at funds@rsco.com.

Sincerely,

/s/ Michael C. Hoffman

MICHAEL C. HOFFMAN
Portfolio Manager
August 7, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

DID YOU KNOW?

Test your global knowledge.

Q

1. Which Asian nation was liberated 52 years ago and is the world's 10th largest trading state?

                                     a. Thailand
                                     b. Singapore
                                     c. South Korea

2.  Which Latin American city recently elected its first mayor?

                                     a. Mexico City
                                     b. Buenos Aires
                                     c. Rio de Janeiro

3.  How many Western companies have set up shop in Moscow?

                                     a. 3,500
                                     b. 35,000
                                     c. 350,000

A

1.  c. South Korea

2.  a. Mexico City

3.  b. 35,000

COUNTRY FOCUS
INDONESIA



Indonesia is the world's largest archipelago, with 13,677 islands stretching along the equator for 5,120 kilometers (a total land area slightly less than three times the size of Texas). With a population of approximately 190 million, it is the fourth most populous country in the world.

Economic reform driven by the government and a team of U.S.-trained economists has resulted in progress over the last thirty years, resulting in a transition in 1995 from "low" to "middle income" country status according to World Bank criteria. At year-end 1995, the Jakarta Stock Exchange had 238 listed companies and Indonesia represented 3.7% of emerging market capitalization.

In 1996, the government introduced a liberalization package that cut tariff rates on most imported goods in an attempt to improve Indonesia's competitiveness. The reforms also encouraged bank mergers by offering such incentives as tax exemptions.

Over the next few years, questions are likely to arise about the region's stability as the society addresses political corruption and possible leadership shifts, but with its large population and progress to date, it is a country to watch for future economic reform and investment opportunities.

[MAP]
[FOLLOWING ISLANDS IDENTIFIED ON MAP]

Sumatra
Borneo
Jayapura
Celebes
Jakarta
Java

Sources: EMERGING STOCK MARKETS FACTBOOK 1996 and 1996 INDONESIA, MALAYSIA & SINGAPORE HANDBOOK.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1) IF INVESTED ON MAY 2, 1994(2)

[GRAPH]

CUMULATIVE TOTAL RETURNS
                                   DEVELOPING COUNTRIES    MSCI EMERGING MARKETS
FOR THE PERIOD ENDED 6/30/97                       FUND          GLOBAL INDEX(1)
--------------------------------------------------------------------------------
Since inception (5/2/94)(2)                       4.61%                   15.91%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
                                   DEVELOPING COUNTRIES    MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 6/30/97                      FUND          GLOBAL INDEX(1)
--------------------------------------------------------------------------------
One year                                          3.73%                   10.19%
--------------------------------------------------------------------------------
Since inception (5/2/94)(2)                       1.44%                    4.77%
--------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

    The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. You cannot invest in an index itself.

(2) Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]

Cash/Cash Equivalents 4.8%
Myanmar 0.9%
South Africa 1.7%
Philippines 2.0%
Thailand 2.3%
Poland 2.3%
Egypt 2.4%
Israel 2.5%
Malaysia 2.9%
Indonesia 3.1%
Czech Republic 3.2%
Romania 4.0%
Russia 4.9%
Brazil 6.0%
Other/Other Assets, Net 1.9%
Korea 18.2%
Mexico 15.6%
Argentina 8.9%
Hong Kong Short Positions 6.4%
China 6.0%

TOP TEN HOLDINGS
1.
COMPANHIA VALE DO RIO DOCE  (5.96%; BRAZIL)
Through subsidiaries, operates in the mining, rail transportation, and mineral sales industries in Brazil, primarily supplying consumers in Europe and Asia.

2.
EMPRESAS ICA SOCIEDAD CONTROLADORA, S.A. DE C.V. (5.20%; MEXICO)
Provides a full range of construction and related activities for the Mexican public and private sectors.

3.
CIFRA S.A. DE C.V. (4.80%; MEXICO)
Through its subsidiaries, owns and operates discount stores that offer groceries, clothing, and general merchandise and are located throughout Mexico.

4.
CRESUD SACIFYA (4.49%; ARGENTINA)
Operates in the agribusiness sector in Argentina, cultivating such cash grains as wheat, corn, soybeans, and sunflowers.

5.
INVERSIONES Y REPRESENTACIONES, S.A. (4.41%; ARGENTINA)
Develops real estate.

6.
KOREAN AIR (4.30%; KOREA)
With a fleet of 73 aircraft, carries passengers to more than 53 destinations in 23 countries.

7.
LG SEMICONDUCTOR COMPANY (3.84%; KOREA)
Manufactures various DRAM and computer memory products, as well as non-memory products such as MICRO and ASIC.

8.
LG CHEMICAL, LTD. (3.70%; KOREA)
Manufactures petrochemicals for products ranging from cosmetics to advanced materials.

9.
KOREA ELECTRIC POWER CORPORATION (3.06%; KOREA)
Engages in the transmission and distribution of electricity in the Republic of Korea. Owns approximately 95% of Korea's electric generating capacity.

10.
SINO-FOREST CORPORATION (3.01%; CHINA)
Holds interest in six joint ventures in southern China covering 600,000 hectares of hardwood plantations.

FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1) IF INVESTED ON MAY 8, 1997(2)


[GRAPH]





CUMULATIVE TOTAL RETURNS

                                                          DEVELOPING COUNTRIES   DEVELOPING COUNTRIES   MSCI EMERGING MARKETS
FOR THE PERIOD ENDED 6/30/97                                              FUND                 FUND(3)         GLOBAL INDEX(1)
-----------------------------------------------------------------------------------------------------------------------------
Since inception (5/8/97)(2)                                              7.42%                  6.42%                   7.40%
-----------------------------------------------------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. You cannot invest in an index.

(2)  Date that the Fund's Class C shares were first sold to the public.

(3) Reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ARGENTINA - 8.9%
Cresud Sacifya                                                                                  1,432,639         $ 3,195,265
Inversiones y Representaciones, S.A.(1)                                                           718,300           3,139,442
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,334,707
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL - 6.0%
Companhia Vale Do Rio Doce, ADR(1),(2)                                                            190,000           4,235,746
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,235,746
-----------------------------------------------------------------------------------------------------------------------------
CANADA - 0.9%
Etruscan Enterprises, Ltd.                                                                         79,300             339,123
Sutton Resources, Ltd.                                                                             27,000             220,165
Sutton Resources, Ltd., Restricted(6),(7)                                                          14,000             108,451
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      667,739
-----------------------------------------------------------------------------------------------------------------------------
CHINA - 6.0%
Sino-Forest Corporation, Class A                                                                1,687,500           2,140,488
Wuxi Little Swan Company, Ltd., Class B                                                         1,260,000           2,114,285
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,254,773
-----------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC - 3.2%
Czech Value Fund                                                                                  169,250           1,079,815
SPT Telecom, A.S.                                                                                  11,100           1,164,635
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,244,450
-----------------------------------------------------------------------------------------------------------------------------
EGYPT - 2.4%
Al-Ahram Beverages Company S.A.E., GDR(3)                                                          85,000           1,738,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,738,250
-----------------------------------------------------------------------------------------------------------------------------
GHANA - 0.6%
Leo Shield Exploration NL                                                                       1,460,000             448,351
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      448,351
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA - 3.1%
First Dynasty Mines, Ltd.                                                                         617,500             581,755
First Dynasty Mines, Ltd., Restricted(6),(7)                                                      110,000              98,467
PT Dynaplast, Foreign(1),(5)                                                                    1,657,000           1,499,244
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,179,466
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL - 2.5%
Blue Square Israel Ltd., ADR(2)                                                                   102,400           1,766,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,766,400
-----------------------------------------------------------------------------------------------------------------------------
KOREA - 18.2%
Daewoo Securities Company                                                                          70,000           1,269,148
Korea Electric Power Corporation, ADR(1),(2)                                                       73,000           2,178,498
Korean Air                                                                                        150,570           3,058,209
LG Chemical, Ltd.(1)                                                                              190,000           2,631,766
LG Electronics, Inc.,144A, GDR(3),(4)                                                             190,000           1,102,000
LG Semiconductor Company                                                                           70,000           2,727,487
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,967,108
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


SCHEDULE OF INVESTMENTS (CONTINUED)


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 2.9%
Land and General Holdings(1)                                                                    1,800,000         $ 2,067,982
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,067,982
-----------------------------------------------------------------------------------------------------------------------------
MEXICO - 15.6%
Acer Computech Latino America, ADR(2)                                                             120,000           2,100,000
Amarc Resources, Ltd.                                                                             409,400             474,787
Amarc Resources, Ltd., Restricted(6),(7)                                                           65,000              67,843
Anooraq Resources Corporation                                                                     326,800             355,307
Cifra S.A. de C.V., Class B, ADR(1),(2)                                                         1,900,000           3,410,500
Empresas ICA Sociedad Controladora, S.A.,
  de C.V., ADR(1),(2)                                                                             230,000           3,694,375
Farallon Resources, Ltd.                                                                          150,000             962,200
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11,065,012
-----------------------------------------------------------------------------------------------------------------------------
MYANMAR - 0.9%
Indochina Goldfields, Ltd.                                                                        137,000             645,454
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      645,454
-----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES - 2.0%
Ionics Circuits, Inc.                                                                           2,576,000           1,416,135
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,416,135
-----------------------------------------------------------------------------------------------------------------------------
POLAND - 2.3%
Bank Handlowy W. Warszawie                                                                         45,400             562,960
Government of Poland Privatisation Certificates                                                    25,000           1,065,044
Mostostal-Export, S.A.(1)                                                                           4,000              12,659
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,640,663
-----------------------------------------------------------------------------------------------------------------------------
ROMANIA - 4.0%
Romanian Growth Fund                                                                               75,000             750,000
Romanian Investment Fund                                                                            2,000           2,110,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,860,000
-----------------------------------------------------------------------------------------------------------------------------
RUSSIA - 4.9%
Black Sea Energy, Ltd.                                                                            229,500             648,752
Black Sea Energy, Ltd., Restricted(6),(7)                                                         728,820           1,566,214
Eurogas Corporation                                                                               263,665             359,287
Eurogas Corporation, 144A(4)                                                                       38,000              51,781
Mosenergo, 144A, ADR(2),(4)                                                                        20,000             840,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,466,034
-----------------------------------------------------------------------------------------------------------------------------
SLOVAKIA - 0.0%
Ferro Fond, I.F.(6)                                                                                14,545                   0
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                            0
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA - 1.7%
Consolidated Mining Corporation, Ltd.                                                          10,000,000           1,190,607
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,190,607
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
THAILAND - 2.3%
Alphatec Electronics Company, Ltd., Foreign(5)                                                    628,800         $   479,807
Siam Commercial Bank, Foreign(1),(5)                                                              279,200           1,188,562
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,668,369
-----------------------------------------------------------------------------------------------------------------------------
TURKEY - 0.9%
Eczacibasi Ilac Sanayi ve Ticaret, A.S.                                                        12,101,000             643,374
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      643,374
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 89.3% (Cost $60,965,605)                                                                     63,500,620
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Amarc Resources, Ltd.,Warrants, Strike CAD 2.05,
  Expire, 7/16/97(6),(7),(8),(9)                                                                   65,000               5,644
Anooraq Resources Corporation, Warrants,
  Strike CAD 2.07, Expire 9/12/97(6),(8),(9)                                                       65,000              12,190
Etruscan Enterprises, Warrants, Strike CAD 7.50,
  Expire 4/21/98(6),(8),(9)                                                                        73,300              74,144
Farallon Resources, Ltd., Warrants,
  Strike CAD 6.25, Expire 8/30/97(6),(8),(9)                                                       85,000             171,585
First Dynasty Mines, Ltd., Warrants,
  Strike CAD 4.50, Expire 9/13/97(6),(7),(8),(9)                                                  110,000                   0
NDU Resources, Ltd., Warrants,
  Strike CAD 2.31, Expire 5/17/98(6),(8),(9)                                                       75,000               1,766
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.4% (Cost $453,024)                                                                                 265,329

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 89.7% (Cost $61,418,629)                                                                       63,765,949
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                   12,050
Repurchase Agreement
  State Street Bank and Trust Company, 5.50%,
  dated 6/30/97, due 7/1/97, maturity value
  $3,396,519 (collateralized by $3,445,000 par
  value U.S.Treasury Notes, 6.375%, due 4/30/99)                                                                    3,396,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 4.8%                                                                              3,408,050

-----------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (6.4)% (Proceeds: $4,037,475)                                                              (4,569,979)
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 11.9%                                                                                         $ 8,507,887
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                         $71,111,907
-----------------------------------------------------------------------------------------------------------------------------


(1) Income - producing security.
(2) ADR - American Depository Receipt.
(3) GDR - Global Depository Receipt.
(4) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(5) Shares registered for foreign investors.
(6) Fair-value security. See 1.a. in Notes to Financial Statements.
(7) Restricted security. See 4.e. in Notes to Financial Statements.
(8) See 4.d. in Notes to Financial Statements.
(9) Foreign - denominated security. CAD - Canadian Dollar.



SCHEDULE OF SECURITIES SOLD SHORT


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
HONG KONG
-----------------------------------------------------------------------------------------------------------------------------
Hang Seng Bank, Ltd.                                                                              170,000         $ 2,424,716
Henderson Investment, Ltd.                                                                      1,400,000           1,545,054
Sun Hung Kai Properties                                                                            50,000             600,209
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (6.4)%
  (Proceeds: $4,037,475)                                                                                          $ 4,569,979
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $61,418,629)                                                                        $ 63,765,949
Cash and cash equivalents                                                                                           3,408,050
Receivable for investments sold                                                                                    11,236,166
Receivable for fund shares subscribed                                                                               4,388,221
Dividends/interest receivable                                                                                          39,272
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       82,837,658

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Securities sold short (Proceeds: $4,037,475)                                                                        4,569,979
Payable for investments purchased                                                                                   6,502,559
Payable for fund shares redeemed                                                                                      502,358
Accrued expenses                                                                                                       80,810
Payable to adviser                                                                                                     55,423
Payable to distributor                                                                                                 14,622
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                  11,725,751


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 71,111,907
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    69,882,159
Accumulated undistributed net investment income                                                                       213,196
Accumulated net realized loss from investments                                                                     (1,745,827)
Accumulated net realized gain from securities sold short                                                              945,570
Net unrealized appreciation on investments                                                                          2,349,313
Net unrealized depreciation on securities sold short                                                                 (532,504)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $ 71,111,907
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
     Net Asset Value, offering, and redemption price
       per share - Class A Shares                                                                                $      10.29
     (Net assets of $71,039,006 applicable to 6,906,048 shares
       of beneficial interest with no par value)
     Net Asset Value, offering, and redemption price
       per share - Class C Shares                                                                                $      10.28
     (Net assets of $72,901 applicable to 7,092 shares of
       beneficial interest with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                          $   322,225
Dividends (net of foreign tax withheld of $32,803)                                                                    695,813
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,018,038

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              475,369
Dividend expense for securities sold short                                                                            103,971
Distribution fees - Class A Shares                                                                                     95,058
Custodian fees                                                                                                         89,260
Transfer agent fees                                                                                                    47,945
Professional fees                                                                                                      34,390
Shareholder reports                                                                                                    23,530
Registration and filing fees                                                                                           23,305
Trustees' fees and expenses                                                                                            11,041
Insurance                                                                                                                 769
Distribution fees - Class C Shares                                                                                         49
Shareholder servicing fees - Class C Shares                                                                                16
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                        904,703
Less: Expense waiver by adviser                                                                                       (97,137)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   807,566

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 210,472
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments                                                                                 (1,547,800)
Net realized gain from securities sold short                                                                          628,424
Net change in unrealized appreciation on investments                                                                3,068,592
Net change in unrealized depreciation on securities sold short                                                       (532,504)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/
(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT                                                             1,616,712


-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $ 1,827,184
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FOR THE SIX             FOR THE
                                                                                             MONTHS ENDED          YEAR ENDED
                                                                                 JUNE 30, 1997 (UNAUDITED)  DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       $    210,472       $      155,268
Net realized (loss)/gain from investments                                                     (1,547,800)           2,587,856
Net realized gain from securities sold short                                                     628,424               32,841
Net change in unrealized appreciation on investments                                           3,068,592            1,487,419
Net change in unrealized depreciation on securities sold short                                  (532,504)                  --
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           1,827,184            4,263,384


-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                 --            (152,544)
Net investment income - Class C Shares(1)                                                              --                  --
Realized gain on investments - Class A Shares                                                          --                  --
Realized gain on investments - Class C Shares(1)                                                       --                  --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                    --            (152,544)


-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                          18,860,765           31,969,698
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                              18,860,765           31,969,698

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                  20,687,949           36,080,538
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                                           50,423,958           14,343,420
End of period                                                                               $ 71,111,907       $   50,423,958
-----------------------------------------------------------------------------------------------------------------------------

(1)  Class C Shares were first sold on May 8, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

                                                                       FOR THE SIX      FOR THE   FOR THE NINE        FOR THE
FOR A SHARE OUTSTANDING                                               MONTHS ENDED   YEAR ENDED   MONTHS ENDED   PERIOD ENDED
THROUGHOUT EACH PERIOD:                                        6/30/97 (UNAUDITED)     12/31/96       12/31/95     3/31/95  (1)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                       $  9.69      $  8.02       $   8.57       $  10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  0.03         0.03          (0.03)          0.06
Net realized gain/(loss) and unrealized
  appreciation/(depreciation) on investments
  and securities sold short                                                   0.57         1.67          (0.52)         (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting From Operations                                                   0.60         1.70          (0.55)         (1.30)

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                        --        (0.03)            --          (0.04)
Distributions from realized gain on investments                                 --           --             --          (0.09)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $ 10.29      $  9.69       $   8.02       $   8.57
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  6.19%       21.19%        (6.42)%       (13.14)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000S)                                           $71,039      $50,424       $ 14,343       $  8,345
Ratio of Expenses to Average Net Assets                                       2.12%(2)     1.84%(2)       1.83%(2)       3.15%(2)
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                                       0.55%(2)     0.36%(2)      (0.51)%(2)      0.72%(2)
Portfolio Turnover Rate                                                         64%         165%           103%           124%
Average Commission Rate Paid(3)                                            $0.0051      $0.0009             --             --
-----------------------------------------------------------------------------------------------------------------------------


(1)  Class A Shares were first issued on May 2, 1994.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser for the six months ended June 30, 1997, the year ended December 31, 1996, the nine months ended December 31, 1995, and the period from May 2, 1994 (Commencement of Operations), to March 31, 1995, total return would have been 6.0%, 20.19%, (8.17)%, and (13.65)%, respectively, the ratio of expenses to average net assets would have been 2.37%, 2.70%, 4.24%, and 3.46%, respectively, and the ratio of net investment income/(loss) to average net assets would have been 0.30%, (0.50)%, (2.92)%, and 0.41%, respectively.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Per-share data with respect to Class A Shares has been determined by using the average number of Class A Shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                                     FOR THE
FOR A SHARE OUTSTANDING                                         PERIOD ENDED
THROUGHOUT THE PERIOD:                                  6/30/97(1)(UNAUDITED)
----------------------------------------------------------------------------
Net Asset Value, beginning of period                                $   9.57
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Net investment loss                                                    (0.02)
Net realized gain and unrealized appreciation on
  investments and securities sold short                                 0.73
----------------------------------------------------------------------------
Net increase in Net Assets Resulting From Operations                    0.71

----------------------------------------------------------------------------
Distributions from net investment income                                  --
Distributions from realized gain on investments                           --
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $  10.28
----------------------------------------------------------------------------

----------------------------------------------------------------------------
TOTAL RETURN                                                            7.42%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net Assets, end of period (000s)                                 $     73
Ratio of Expenses to Average Net Assets                              2.87%(2)
Ratio of Net Investment Loss to Average Net Assets                  (2.33)%(2)
Portfolio Turnover Rate                                                64%
Average Commission Rate Paid(2)                                  $ 0.0051
----------------------------------------------------------------------------

(1)  Class C Shares were first sold on May 8, 1997.

(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser for the period from May 8, 1997 (Commencement of Operations), through June 30, 1997, total return would have been 7.42%, the ratio of expenses to average net assets would have been 3.21%, and the ratio of net investment loss to average net assets would have been (2.67)%.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Total returns do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C Shares has been determined by using the average number of Class C Shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Developing Countries Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first sold by the Fund on May 8, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At June 30, 1997, 96.7% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. At June 30, 1997, approximately 3.3% of the Fund's long positions were valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.


NOTE 2  CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the six months ended June 30, 1997, and for the year ended December 31, 1996, and for Class C for the period from May 8, 1997 (Commencement of Operations) to June 30, 1997, were as follows:


CLASS A

1/1/97 - 6/30/97                                    SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                      9,316,920        $ 96,464,467
Shares reinvested                                       --                  --
------------------------------------------------------------------------------
                                                 9,316,920          96,464,467

------------------------------------------------------------------------------
Shares redeemed                                 (7,617,264)        (77,673,710)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                     1,699,656        $ 18,790,757
------------------------------------------------------------------------------


1/1/96 - 12/31/96                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                     11,798,506        $112,215,356
Shares reinvested                                   15,445             148,733
------------------------------------------------------------------------------

                                                11,813,951         112,364,089
------------------------------------------------------------------------------
Shares redeemed                                 (8,395,045)        (80,394,391)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                     3,418,906        $ 31,969,698
------------------------------------------------------------------------------

CLASS C

5/8/97* - 6/30/97                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                          7,094        $     70,027
Shares reinvested                                       --                  --
------------------------------------------------------------------------------
                                                     7,094              70,027

------------------------------------------------------------------------------
Shares redeemed                                         (2)                (19)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                         7,092        $     70,008
------------------------------------------------------------------------------

* Class C shares were first sold on May 8, 1997.

NOTE 3  TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees of $475,369. RSIM has voluntarily agreed to waive any annual operating expenses, excluding class-specific expenses, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.85%, excluding dividend expenses related to short sales. For the six months ended June 30, 1997, the Adviser voluntarily agreed to waive fees and other expenses of $97,115 for Class A shares and $22 for Class C shares.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.


c. DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributable to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1.00% of the Fund's average net assets attributable to Class C shares. The Fund's Class A plan permits a distribution fee of up to 0.50%, but is currently limited to 0.25% by the Trustees of the Fund. For the six months ended June 30, 1997, for Class A, and for the period from May 8, 1997 (Commencement of Operations) through June 30, 1997, for Class C, the Fund incurred distribution fees of $95,058 and $49, respectively.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets. The Plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from May 8, 1997 (Commencement of Operations) through June 30, 1997, for Class C, the Fund incurred shareholder services fees of $16.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $2,500 to RS & Co., which represented 0.69% of total commissions paid during this period.


NOTE 4  INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments purchased and proceeds of securities sold short for federal income tax purposes was $65,456,104. Accumulated net unrealized appreciation on investments and securities sold short, excluding the foreign currency fluctuation associated with other assets and liabilities, was $1,814,816, consisting of gross unrealized appreciation and depreciation of $10,678,340 and $8,863,524, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $54,326,298 and $40,754,857, respectively.

c. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At June 30, 1997, the Fund had 5.5% of its total assets in short positions. For the six months ended June 30, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $6,504,228 and $11,155,045, respectively.

d. OPTIONS, WARRANTS, AND RIGHTS:

Options, warrants, and rights normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

Options, warrants, and rights for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option, warrant, or right by determining the differential between the exercise price of the option, warrant, or right and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option, warrant or right, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At June 30, 1997, the Fund held restricted securities with an aggregate value of $1,846,619, which represented 0.5% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraphs 1 and 2.

                                       SHARES     COST    VALUE   ACQUISITION
SECURITY                                (000)    (000)    (000)          DATE
-----------------------------------------------------------------------------
Amarc Resources, Ltd.                      65   $   72   $   68       7/17/96
Amarc Resources, Ltd.,
  Warrants                                 65       25        6       7/17/96
Black Sea Energy, Ltd.                    729    1,318    1,566        2/5/97
First Dynasty Mines, Ltd.                 110      246       98      9/13/96-
                                                                      1/13/97
First Dynasty Mines,
  Warrants                                110       64        0      9/13/96-
                                                                      1/13/97
Sutton Resources, Ltd.                     14      124      109       3/13/97
-----------------------------------------------------------------------------
                                                $1,849   $1,847
-----------------------------------------------------------------------------

f. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.


NOTE 5  MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
     President, Chief Executive Officer

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Developing Countries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE DEVELOPING COUNTRIES FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES-Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GLOBAL VALUE FUND
APPLYING A CASH FLOW VALUE METHODOLOGY WORLDWIDE - Uses a methodology that combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON, STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM



ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as DevCtry under the heading Robertson Stephens. Its computer quotation symbol is RSDCX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.